CareCloud

Q2 2026 RESULTS

Earnings Call

NASDAQ GLOBAL MARKET: CCLD

A leading provider of technology-enabled services and AI-based solutions for the healthcare revenue cycle

00 — FORWARD-LOOKING STATEMENTS

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "shall," "should," "could," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "seeks," "estimates," "forecasts," "predicts," "possible," "potential," "target," "approximately," or "continue" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

MATERIAL RISK FACTORS — OUR ABILITY TO:

- Maintain operations in Pakistan, Azad Jammu and Kashmir, and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Operate in a global business environment that may be affected by geopolitical developments, including regional conflicts, trade restrictions, sanctions, changes in diplomatic relations or political stability;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Respond to the recent cybersecurity incident and effectively integrate, manage and keep our information systems secure and operational in the event of another cyber-attack;
- Manage our growth, including acquiring, partnering with, and effectively integrating the acquisitions of Empower Healthcare & Compliance Partners, MAP App, Medsphere Systems Corporation, RevNu Medical Management and other acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with our acquisitions;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Keep pace with a rapidly changing healthcare industry, including the use of artificial intelligence ("AI");
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman, Stephen Snyder as Chief Executive Officer and A. Hadi Chaudhry as Chief Strategy Officer, all of which are critical to our ongoing operations and growing our business;
- Realize the expected cost savings and benefits from our restructuring activities and structural cost reductions;
- Make assumptions regarding the continuation, signing, scope and timing of certain client, vendor and partner relationships and the commencement and timing of client projects, which reflect management's current beliefs and expectations and may not materialize on the anticipated schedule or at all;
- Timely and effectively complete the integration of acquired businesses and execute expense-structure and related operational initiatives necessary to align our cost structure with our adjusted EBITDA and earnings-per-share objectives;
- Comply with the covenants and the required principal and interest payments contained in our credit agreement with our senior secured lenders, Citizens Bank, N.A. and Provident Bank, and other future debt facilities;
- Continue to pay our monthly dividends to the holders of our Series A Preferred Stock;
- Incorporate AI into our products faster and more successfully than our competitors, protecting the privacy of medical records and cybersecurity threats;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from pandemics, epidemics or other public health emergencies and the impact they may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general;
- Keep and increase market acceptance of our products and services;
- Respond to changes in domestic and foreign business, market, financial, political and legal conditions; and
- Other factors disclosed in this Quarterly Report on Form 10-Q or our other filings with the Securities and Exchange Commission (the "SEC").

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP financial measures by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

01 — HOSTS FOR Q2 2026 EARNINGS CALL

Today's Speakers



Mahmud Haq

FOUNDER & EXECUTIVE CHAIRMAN



Stephen Snyder

CHIEF EXECUTIVE OFFICER



Hadi Chaudhry

CHIEF STRATEGY OFFICER



Norman Roth

CFO & CORPORATE CONTROLLER

CareCloud

02 — OPENING REMARKS · Q2 2026

Stephen Snyder

— CHIEF EXECUTIVE OFFICER



03 — Q2 2026 FINANCIAL HIGHLIGHTS

Key metrics at a glance

Revenue up 16% year-over-year, led by technology-enabled solutions. Profitability reflects continued AI investment, integration costs, and higher acquisition-related amortization.

REVENUE

$31.9M

+16% year-over-year

GAAP NET INCOME

$1.1M

vs $2.9M in Q2'25

ADJ. NET INCOME[1]

$2.4M

vs $3.3M in Q2'25

ADJUSTED EBITDA[1]

$5.9M

19% of revenue

FREE CASH FLOW[1]

$5.7M

vs $5.4M in Q2'25

GAAP EPS

$0.00

vs $0.04 in Q2'25

(1) NON-GAAP MEASURE — SEE APPENDIX

CareCloud

04 —— Empower Acquisiton

Empower adds compliance to the CareCloud platform

In May, CareCloud acquired Empower Healthcare & Compliance Partners, a full-service healthcare compliance and advisory firm, in an asset purchase funded from operating cash flow. Empower brings audit defense, revenue integrity, privacy & security, and compliance & ethics services — a natural cross-sell across the 45,000+ providers already on our platform.

DEAL CLOSED / MAY 15, 2026

Empower is now a CareCloud company

Founder Mitchell Brie joins as President of Empower, continuing CareCloud's track record of 20+ tuck-in acquisitions since IPO, typically integrated within a few quarters.

EARLY WIN / JUNE 2026

$1M+ in alleged overpayments reversed for a client

Within weeks of closing, Empower's certified coding and audit-defense expertise helped a wound-care provider reverse more than $1 million in alleged overpayments before the Office of Medicare Hearings and Appeals.

NET IMPACT

Opens a new, recurring revenue stream in high-demand compliance services - funded from cash flow, cross-sold into 40,000+ providers, with AI-powered compliance SaaS launching in H2 2026.

CareCloud

05 — BUSINESS UPDATE · CAPITAL STRUCTURE

Series B redemption strengthens capital structure

Replaced 8.75% Series B preferred equity with institutional bank financing — simplifying the capital structure and increasing flexibility to fund future growth.

SERIES B REDEEMED

100%

All 1,511,372 shares redeemed May 15, 2026 at $27.52 per share, including accumulated and unpaid dividends; subsequently delisted from Nasdaq.

REDEMPTION FUNDING

$41.6M

Funded through the new $50M Citizens Bank & Provident Bank credit facility — $40M term loan and $10M revolving line.

ANNUAL SERIES B DIVIDEND OBLIGATION ELIMINATED

~$3.3M

Recurring Series B preferred dividend obligation removed and accumulated arrears resolved.

COMMON-STOCK ATM AVAILABLE

$60M

Opportunistic growth capital only — management intends to access it only at or above $5.00 per share; no shares sold to date.

STRATEGIC IMPACT

- Replaces higher-cost preferred equity with lower-cost institutional financing
- Simplifies the capital structure and improves capital-allocation flexibility
- Eliminates the recurring Series B dividend burden and resolves the arrearage
- Preserves capacity to fund acquisitions and organic growth opportunities

NET IMPACT

A major step in CareCloud's capital structure evolution — removing the Series B dividend burden while preserving disciplined access to capital for future growth.

06 — FY 2026 GUIDANCE

FY 2026 guidance reaffirmed

Revenue $M


$111
$120
$128–132
FY24
FY25
FY26E

Adjusted EBITDA* $M


$24
$28
$29–31
FY24
FY25
FY26E

GAAP EPS $ per share


$0.20–0.23
$0.10
FY24
FY25
FY26E
$(0.28)

* NON-GAAP MEASURE — SEE APPENDIX

07 — AI & STRATEGY · Q2 2026

Hadi **Chaudhry**

— CHIEF STRATEGY OFFICER



08 — Q2 2026 · OUR AI STRATEGY

Three Tracks. Progress on All Three.

01

Back-end Optimization

AI doing our existing RCM, financial, and administrative work — faster, more accurate, at lower cost.

✓ Q2: higher volumes, same headcount

02

Embedded AI in Existing Apps

AI inside the products clients already use — making them smarter, stickier, more valuable.

✓ Q2: AI live in Wellsoft & Marketware

03

New AI Products

stratusAI, cirrusAI, and an expanding pipeline — new revenue lines from standalone AI.

✓ Q2: pilots underway, launches on track

The substance behind the strategy — a quarter of **visible, measurable progress** on every track.

09 — TRACK 3 / THE PIPELINE

What's Coming Next

In active development inside the AI Center of Excellence — on track to bring to market this year.

FROM THE AI CENTER OF EXCELLENCE → TO MARKET · 2026

IN PILOT DEPLOYMENTS

AI Prior Authorization

Cuts revenue leakage & turnaround time

Predicts requirements, pre-populates documentation, routes requests automatically — now in live pilots.

IN DEVELOPMENT

AI-Assisted Medical Coding

Higher first-pass acceptance, fewer denials

AI-suggested codes confirmed by human coders — already proving out inside our own RCM operations.

IN DEVELOPMENT

Additional Clinical Documentation

Provider time saved, better records

Ambient documentation beyond Notes — expanding to new workflows and specialties.

Strong Demand. Disciplined Deployment.

THE DEMAND

What the market is telling us

- New business signed through Q2
- Demand from across the client base
- Product performing in production

THE DISCIPLINE

Depth before breadth

- Every signed agent implemented well — trial to expansion
- Implementation quality prioritized over deployment count
- Expansion = more agents, more functions, longer hours, broader use cases
- Each deployment hardens the operational playbook

THE PATH TO REVENUE

Durable, Recurring Revenue

Revenue is early — the operational foundation being built now is what converts these deployments into durable, recurring revenue. We will report it as it scales.

11 — PLATFORM EXECUTION / COMMITTED LAST QUARTER

We Said. We Did.

Specific, dated commitments made last quarter — reported against directly.

DELIVERED IN Q2	WHAT IT MEANS
✓ **Legacy parity closed — ambulatory revenue cycle** RCM CLOUD	**Same platform, fully current** — clients gain modern capabilities with zero migration.
✓ **Q2 parity items completed — inpatient EHR** CAREVUE	**A better, modern platform** — full parity delivered in place; no disruption for hospital clients.
✓ **Digital patient experience live in the ED** BREEZE × WELLSOFT	**Digital-first emergency care** — patients check in, communicate, and engage digitally.
✓ **Ambient AI clinical notes live in the ED** CIRRUSAI NOTES × WELLSOFT	**AI drafts, physicians review** — ambient documentation at the point of care.

NEXT stratusAI front desk in the ED — Q3 · Wellsoft as full cloud SaaS — this year

12 — TRACK 2 / MARKETWARE

Marketware: Now an AI-Powered Recruitment Engine

PracticeMatch

Flagship integration — live

DocCafe

Integration — live

Candidate Portal

Apply & submit credentials online

AI Matching

Candidate recommendations — live

+ 20+ enhancements delivered in Q2

THE SHIFT

From CRM to Recruiting Engine

Physicians and hospital staff apply and submit credentials directly to hiring managers — with AI matching candidates to roles.

COMING IN Q3

WorkDay & DocuSign

Another 20+ enhancements underway for Q3 — led by WorkDay and DocuSign integrations.

CareCloud

13 — WHERE THIS IS HEADING

One Unified Platform

Today

Growth through acquisition left us running independent platforms — each with its own back end.

The Move

Consolidating onto a single, modular platform — clients turn on the modules they need.

The Discipline

A multi-year journey, sequenced deliberately — no dates today; the direction is set.

THE DESTINATION

One Foundation, Every Module

- **One back end** — shared data, one patient record across care settings
- **Modular by design** — ambulatory, inpatient, RCM, compliance, patient engagement
- **Common data & AI foundation** — every new AI capability deploys everywhere at once

Fewer, stronger platforms — one place to bring our AI to bear, one surface to secure.

14 — FINANCIAL REVIEW · Q2 2026

Norman **Roth**

— CFO & CORPORATE CONTROLLER



Q2 2026 highlights


Revenue $M
$27.4
$31.9
Q2'25
Q2'26


Net Income $M
$2.9
$1.1
Q2'25
Q2'26


Adjusted EBITDA* $M
$6.5
$5.9
Q2'25
Q2'26


Free Cash Flow* $M
$5.4
$5.7
Q2'25
Q2'26


Adjusted Net Income* $M
$3.3
$2.4
Q2'25
Q2'26

* NON-GAAP MEASURE — SEE APPENDIX

YTD 2026 highlights


Revenue $M
$55.0
$63.2
YTD'25
YTD'26


Net Income $M
$4.9
$2.0
YTD'25
YTD'26


Adjusted EBITDA* $M
$12.1
$11.3
YTD'25
YTD'26


Free Cash Flow* $M
$9.1
$8.1
YTD'25
YTD'26


Adjusted Net Income* $M
$5.6
$4.5
YTD'25
YTD'26

* NON-GAAP MEASURE — SEE APPENDIX

17 — CLOSING REMARKS · Q2 2026

Mahmud **Haq**

— FOUNDER & EXECUTIVE CHAIRMAN



Thank You!

INVESTOR RELATIONS
ir.carecloud.com

CONTACT
ir@carecloud.com

WEB
carecloud.com

NON-GAAP RECONCILIATIONS

Appendix

A1 — NON-GAAP RECONCILIATION

GAAP Net Income to Adjusted EBITDA

$ IN THOUSANDS	Q2'25	Q2'26	YTD'25	YTD'26
GAAP net income	$ 2,902	$ 1,122	$ 4,850	$ 2,044
Provision for income taxes	42	102	83	154
Net interest expense	17	742	33	790
Foreign exchange / other expense	41	54	60	86
Stock-based compensation expense	111	64	219	128
Depreciation and amortization	3,382	3,731	6,719	7,768
Transaction and integration costs	11	166	23	324
Restructuring costs	23	—	137	—
Change in contingent consideration	—	(34)	—	23
Adjusted EBITDA	**$ 6,529**	**$ 5,947**	**$ 12,124**	**$ 11,317**

CareCloud

A2 —— NON-GAAP RECONCILIATION

GAAP Net Income to Adjusted Net Income

$ IN THOUSANDS	Q2'25	Q2'26	YTD'25	YTD'26
GAAP net income	$ 2,902	$ 1,122	$ 4,850	$ 2,044
Foreign exchange / other expense	41	54	60	86
Stock-based compensation expense	111	64	219	128
Amortization of purchased intangible assets	193	945	282	1,873
Transaction and integration costs	11	166	23	324
Restructuring costs	23	—	137	—
Change in contingent consideration	—	(34)	—	23
Income tax expense related to goodwill	—	50	—	50
Adjusted Net Income	**$ 3,281**	**$ 2,367**	**$ 5,571**	**$ 4,528**

CareCloud

A3 — NON-GAAP RECONCILIATION

Net Cash Provided by Operating Activities to Free Cash Flow

$ IN THOUSANDS	Q2'25	Q2'26	YTD'25	YTD'26
Net cash provided by operating activities	$ 7,408	$ 7,073	$ 12,521	$ 10,684
Purchases of property and equipment	(1,162)	(525)	(1,786)	(937)
Capitalized software & other intangible assets	(831)	(800)	(1,677)	(1,620)
Free Cash Flow	**$ 5,415**	**$ 5,748**	**$ 9,058**	**$ 8,127**
Net cash used in investing activities [1]	$ (1,993)	$ (2,006)	$ (3,503)	$ (3,238)
Net cash (used in) provided by financing activities	$ (1,762)	$ 4,474	$ (3,694)	$ 2,324

1. Net cash used in investing activities includes payments for acquisitions, purchases of property and equipment and capitalized software and other intangible assets. Purchases of property and equipment and capitalized software and other intangible assets are included in our computation of free cash flow.